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                                                                    Exhibit 10.2


                               AMENDMENT NO. 1 TO
             FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
             -------------------------------------------------------

                  This Amendment No. 1 (this "Amendment") to that certain Fourth Amended and Restated Loan and Security Agreement (as hereinafter defined), is dated as of this 31st day of July 1996 by and among Wastequip, Inc., an Ohio corporation with its principal place of business and chief executive office at 25800 Science Park Drive, Suite 140, Beachwood, Ohio 44122, (the "Company"), WQD, Inc., an Ohio corporation (f/k/a Dempster, Inc., "WQD"), Cusco Fabricators, Inc., an Ohio corporation ("Cusco"), Wastequip Manufacturing Company, an Ohio corporation f/k/a Accurate Industries, Inc. ("WQMC"), the financial institutions party hereto (the "Lenders"), and Sanwa Business Credit Corporation, a Delaware corporation with an office at One South Wacker Drive, 39th Floor, Chicago, Illinois 60606 ("SBCC"), in its individual capacity as a Lender hereunder and as Agent and Collateral Agent for the Lenders (the "Agent").

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, the Company, WQD, Cusco, WQMC, the Lenders and Agent are parties to that certain Fourth Amended and Restated Loan Agreement dated as of February 16, 1996 (the "Fourth Amended and Restated Loan And Security Agreement" or the "Loan and Security Agreement");

                  WHEREAS, the parties hereto wish to amend the Loan and Security Agreement in order (i) to permit the acquisition by WQMC of all of the outstanding capital stock of May Distributing (as hereinafter defined) from James D. May, Sr., pursuant to that certain Stock Purchase Agreement dated as of July 31, 1996 (the "May Distributing Stock Purchase Agreement"), (ii) to permit the merger of May Distributing with and into WQMC pursuant to that certain Agreement of Merger dated as of July 31, 1996 by and between WQMC and May Distributing (the "May Distributing Merger Agreement", such merger together with the May Distributing Stock Purchase Agreement and any other transactions contemplated by such agreements, the "May Distributing Acquisition Transactions"), (iii) to amend and restate the WQMC Series A Term Loan under the Loan and Security Agreement, and (iv) to amend and restate the Cusco Term Loan under the Loan and Security Agreement;

                  WHEREAS, the Company acknowledges that, as the parent corporation of each of the Borrowers and WQD, it will receive substantial direct and indirect benefits by reason of this Agreement;

                  WHEREAS, each of the Borrowers and WQD acknowledges that it will also receive substantial direct and indirect benefits by reason of this Agreement, including, without limitation, by virtue of the various interrelationships among the Borrowers and WQD.




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                  NOW THEREFORE, in consideration of the premises and the terms and conditions contained herein, and of any loans or extensions of credit heretofore, now or hereafter made to or for the benefit of the Borrowers by the Agent and any Lender, the parties hereto hereby agree as follows:

                  1. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Fourth Amended and Restated Loan and Security Agreement.

                  2. AMENDMENT TO LOAN AND SECURITY AGREEMENT. The parties hereto agree to amend the Loan and Security Agreement as set forth in this
Section 2.

                  2.1 NEW DEFINITIONS. The following terms shall be added to
SECTION 1.1 of the Loan and Security Agreement and have the following meanings:

                  "MAY DISTRIBUTING" shall mean May Manufacturing and Distributing Corp., a Colorado corporation.

                  "MAY DISTRIBUTING 7% CONVERTIBLE NOTE" shall mean that certain 7% unsecured, nonnegotiable, subordinated convertible promissory note of WQMC in favor of James D. May, Sr. in the original principal amount of $1,250,000 dated as of July 31, 1996.

                  "MAY DISTRIBUTING 9% NONCONVERTIBLE NOTE" shall mean that certain 9% unsecured, nonnegotiable promissory note of WQMC in favor of James D. May, Sr. in the original principal amount of $500,000 dated as of July 31, 1996.

                  "MAY DISTRIBUTING ACQUISITION" shall mean the acquisition of all of the outstanding capital stock of May Distributing pursuant to the terms of the May Distributing Stock Purchase Agreement and the concurrent merger of May Distributing with and into WQMC pursuant to the May Distributing Merger Agreement.

                  "MAY DISTRIBUTING ACQUISITION DOCUMENTS" shall mean the May Distributing Stock Purchase Agreement, the May Distributing Merger Agreement, the May Distributing Seller Notes, the Subordinated Notes Guaranty dated as of July 31, 1996 made by WQMC in favor of James D. May, Sr., and each schedule, exhibit, document, agreement, instrument and certificate incorporated therein or delivered in connection therewith.

                  "MAY DISTRIBUTING MERGER AGREEMENT" shall mean that certain Agreement of Merger dated as of July 31, 1996 by and between WQMC and May Distributing.

                  "MAY DISTRIBUTING SELLER NOTES" shall mean the May Distributing 7% Convertible Note and the May Distributing 9% Nonconvertible Note.



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                  "MAY DISTRIBUTING STOCK PURCHASE AGREEMENT" shall mean that certain Stock Purchase Agreement dated as of July 31, 1996 by and between WQMC and James D. May, Sr.

                  2.2 NAME CHANGE OF LENDER. SCHEDULE 1.1 of the Loan and Security Agreement is hereby amended by replacing each reference to "Society National Bank" with a reference to "KeyBank National Association".

                  2.3 DEFINITION OF "ACQUISITION DOCUMENTS". The definition of "Acquisition Documents" in SECTION 1.1 of the Loan and Security Agreement is hereby deleted in its entirety and the following substituted in its stead:

                  "ACQUISITION DOCUMENTS" means collectively (i) the May Fab Acquisition Agreement and any document or instrument executed in connection therewith, (ii) the Accurate Acquisition Documents and (iii) the May Distributing Acquisition Documents.

                  2.4 DEFINITION OF "SELLER SUBORDINATED NOTES". The definition of "Seller Subordinated Notes" in SECTION 1.1 of the Loan and Security Agreement is hereby deleted in its entirety and the following substituted in its stead:

                  "SELLER SUBORDINATED NOTES" shall mean those certain Subordinated Promissory Notes dated March 4, 1991 in the aggregate original principal amount of $1,650,000 made by IRS in favor of IRS Seller, the Accurate Subordinated Note, the May Fab Seller Notes, the Teem Note and the May Distributing Seller Notes.

                  2.5 DEFINITION OF "SUBORDINATED GUARANTEES". The definition of "Subordinated Guarantees" in SECTION 1.1 of the Loan and Security Agreement is hereby deleted in its entirety and the following substituted in its stead:

                  "SUBORDINATED GUARANTEES" shall mean that certain Subordinated Guarantee dated March 4, 1991 made by the Company in favor of IRS Seller, that certain Subordinated Guarantee dated October 28, 1992 made by the Company in favor of Accurate Sellers, that certain Subordinated Note Guaranty dated as of May 26, 1994 by the Company in favor of May Fab-OK, the Teem Guaranty and that certain Subordinated Notes Guaranty dated as of July, 31, 1996 made by the Company in favor of James D. May, Sr.

                  2.6 AMENDMENT TO CUSCO TERM LOAN. SECTION 2.5(B)(II) of the Loan and Security Agreement is hereby deleted in its entirety and the following substituted in its stead:

                  (ii) The remaining aggregate principal balance of the Cusco Term Loan shall be payable to the Agent for the benefit of Cusco Lenders in 17 consecutive quarterly installments on each September 1, December 1, March 1 and June 1 (each, a "Principal Payment Date") commencing December 1, 1996 in the amount of Twenty One Thousand Nine Hundred Twenty-One Dollars ($21,921) and on March 1, 2001 a final installment of



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         One Million, One Hundred Seventy-One Thousand, One Hundred Eighty-Five
         Dollars ($1,171,185) or the then remaining outstanding balance of the Cusco Term Loan; PROVIDED, HOWEVER, that if at the end of the Revolving Loan Initial Term or any Revolving Loan Renewal Term, the Revolving Loan Commitments have not been extended in accordance with the provisions of SECTION 2.12, then notwithstanding the foregoing, the then remaining outstanding principal balance of the Cusco Term Loan shall be due and payable on the date of the expiration of the Revolving Loan Commitments. Interest on the Cusco Term Loan shall continue to be paid monthly as set forth herein.

                  2.7 AMENDMENT TO WQMC SERIES A TERM LOAN. SECTION 2.5(D)(II) of the Loan and Security Agreement is hereby deleted in its entirety and the following substituted in its stead:

                  (ii) The remaining aggregate principal balance of the WQMC Series A Term Loan shall be payable to the Agent for the benefit of WQMC Term A Lenders in 17 consecutive quarterly installments on each Principal Payment Date commencing December 1, 1996 in the amount of Nine Hundred Three Thousand, Seventy-Nine Dollars ($903,079) and on March 1, 2001 a final installment of One Million, Six Hundred Three Thousand, Eight Hundred Fifteen Dollars ($1,603,815) or the then remaining outstanding balance of the WQMC Series A Term Loan; PROVIDED, HOWEVER, that if at the end of the Revolving Loan Initial Term or any Revolving Loan Renewal Term, the Revolving Loan Commitments have not been extended in accordance with the provisions of SECTION 2.12, then notwithstanding the foregoing, the then remaining outstanding principal balance of the WQMC Series A Term Loan shall be due and payable on the date of the expiration of the Revolving Loan Commitments. Interest on the WQMC Series A Term Loan shall continue to be paid monthly as set forth herein.

                  2.8 AMENDMENT TO PROVISION FOR MANDATORY PREPAYMENTS FROM ASSET DISPOSITIONS. SECTION 2.10(B) of the Loan and Security Agreement is hereby deleted in its entirety and the following substituted in its stead:

                  (b) PREPAYMENTS FROM ASSET DISPOSITIONS. Promptly upon receipt by the Company or any Borrower of proceeds of any Asset Disposition, which proceeds exceed $25,000 for any single transaction or series of related transactions or which proceeds, when aggregated with all other proceeds from Asset Dispositions received during the same fiscal year exceed $100,000, the Company or such Borrower, as the case may be, shall prepay the Loans in an amount equal to the net proceeds of such Asset Disposition; PROVIDED, HOWEVER, that (i) in the case of net proceeds from an Asset Disposition of Equipment by any Borrower other than WQD, such Borrower may use such net proceeds to finance the purchase of replacement equipment if (a) such Equipment is purchased in connection with such Asset Disposition, (b) such Borrower delivers within 90 days of receipt of such proceeds to the Agent written evidence of the use of the proceeds for such purchase and (c) except as otherwise permitted by subsection 8.1 hereof, all such replacement Equipment purchased by such Borrower is free and clear of all liens, claims and encumbrances, except for security



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         interests in favor of the Agent for the benefit of the Lenders and (ii)
         no prepayment is required with respect to the proceeds from the Toccoa Purchase Note. For purposes of this subsection 2.10(b) only, any receipt of proceeds of any Asset Disposition by WQD shall be deemed to be received by the Company.

                  2.9 AMENDMENT TO COLLATERAL LOCATIONS EXHIBIT. EXHIBIT 3.11 of the Loan and Security Agreement is hereby deleted in its entirety and EXHIBIT
3.11 attached hereto is substituted in its stead.

                  2.10 AMENDMENT TO MORTGAGED PROPERTIES EXHIBIT. EXHIBIT 3.17 of the Loan and Security Agreement is hereby deleted in its entirety and EXHIBIT
3.17 attached hereto is substituted in its stead.

                  2.11 AMENDMENT TO PERMITTED LIENS EXHIBIT. EXHIBIT 6.5 of the Loan and Security Agreement is hereby deleted in its entirety and EXHIBIT 6.5 attached hereto is substituted in its stead.

                  2.12 AMENDMENT TO TRADE NAMES EXHIBIT. EXHIBIT 6.8-1 of the Loan and Security Agreement is hereby deleted in its entirety and EXHIBIT 6.8-1 attached hereto is substituted in its stead.

                  2.13 AMENDMENT TO INTELLECTUAL PROPERTY EXHIBIT. EXHIBIT 6.18 of the Loan and Security Agreement is hereby deleted in its entirety and EXHIBIT
6.18 attached hereto is substituted in its stead.

                  2.14 AMENDMENT TO EMPLOYEE BENEFIT MATTERS EXHIBIT. EXHIBIT
6.19 of the Loan and Security Agreement is hereby deleted in its entirety and
EXHIBIT 6.19 attached hereto is substituted in its stead.

                  2.15 AMENDMENT TO NEGATIVE COVENANT RELATING TO INDEBTEDNESS AND LIABILITIES. SECTION 8.2 of the Loan and Security Agreement shall be amended by inserting the following clause (vi) immediately following the word "Obligations" in the thirteenth line thereof:

         "and (vi) Indebtedness incurred pursuant to the May Distributing Seller Notes"

                  2.16 AMENDMENT TO NEGATIVE COVENANT RELATING TO
CONSOLIDATIONS, ACQUISITIONS. SECTION 8.3 of the Loan and Security Agreement is hereby amended by inserting the following sentence at the conclusion of such
SECTION 8.3:

         "Notwithstanding anything to the contrary in this SECTION 8.3, May Distributing may merge with and into WQMC pursuant to the May Distributing Merger Agreement."




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                  2.17 AMENDMENT TO NEGATIVE COVENANT RELATING TO PERMITTED
INVESTMENTS. SECTION 8.4 of the Loan and Security Agreement is hereby amended by inserting the following sentence at the conclusion of such SECTION 8.4:

         "Notwithstanding anything to the contrary in this SECTION 8.4, WQMC may purchase all of the outstanding capital stock of May Distributing pursuant to the May Distributing Stock Purchase Agreement, as long as immediately thereafter May Distributing is merged with and into WQMC."

                  2.18 AMENDMENT TO PERMITTED GUARANTEES EXHIBIT. EXHIBIT 8.5 of the Loan and Security Agreement is hereby deleted in its entirety and EXHIBIT
8.5 attached hereto is substituted in its stead.

                  2.19 AMENDMENT TO NEGATIVE COVENANT RELATING TO RESTRICTED PAYMENTS SECTION 8.9(F) of the Loan and Security Agreement is hereby deleted in its entirety and the following substituted in its stead:

                  (F) The Company and its Subsidiaries may make payments with respect to the Subordinated Notes and the Seller Subordinated Notes as required in accordance with the terms thereof, but only to the extent required by and subject to the subordination provisions contained in such notes or otherwise approved by the Agent.

                  2.20 AMENDMENT TO PROVISION RELATING TO THE AMENDMENT OF CERTAIN DOCUMENTS. SECTION 8.11 of the Loan and Security Agreement is hereby deleted in its entirety and the following substituted in its stead:

                           8.11 AMENDMENT TO CERTAIN DOCUMENTS. Except as expressly permitted by subsection 8.3, none of the Company's or the Borrowers' Certificates or Articles of Incorporation or Bylaws shall be amended, nor shall any Loan Party change its fiscal year, nor shall any Loan Party make any change in its subchapter C status under the Internal Revenue Code of 1986, as amended. No Loan Party will agree to any amendment, waiver or modification of any provision of the Seller Subordinated Notes, the Subordinated Notes, the Junior Subordinated Notes, the Acquisition Documents, the Allocation Agreement, the WQD Asset Sale Agreement, the Toccoa Purchase Note, the LM Asset Purchase Agreement, the Teem Asset Purchase Agreement, the May Distributing Stock Purchase Agreement, or to waive any cause of action arising therefrom or relating thereto. WQMC shall not agree to any amendment, supplement or other modification of the Lease dated as of July 31, 1996 by and between James D. May, Sr. and WQMC that would reduce the term, materially increase the rent or otherwise would materially reduce or impair WQMC's rights or increase WQMC's obligations under the lease without the prior consent of Agent.


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                  3. CONSENT. Agent and the Lenders consent to an amendment to the Subordinated Note Agreements in order to permit the May Distributing Acquisition and the documents entered into therewith.

                  4. REPRESENTATIONS AND WARRANTIES.

                  4.1 REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES. In order to induce SBCC and the Lenders to enter into this Amendment and to amend the Loan and Security Agreement in the manner provided herein, the Company and the Borrowers represent and warrant to SBCC and the Lenders that: (i) all of the representations and warranties contained in the Loan and Security Agreement are true and correct in all material respects as of the date hereof except to the extent such representations and warranties relate to an earlier date, in which case they are true as of such date, (ii) after giving effect to this Amendment, no Default or Event of Default exists, (iii) the Company and each Borrower has all requisite corporate power and authority to enter into this Amendment and the Loan and Security Agreement as amended hereby and to perform its obligations thereunder, (iv) the execution, delivery and performance of this Amendment and the Loan and Security Agreement as amended hereby have been duly and effectively authorized by all necessary corporate action on the part of the Company and each Borrower, (v) the execution, delivery and performance of this Amendment and the Loan and Security Agreement as amended hereby will not violate any charter, by-law or contract provision, or any license, franchise or permit, law, statute, regulation order or decree, (vi) the execution, delivery and performance of this Amendment and the Loan and Security Agreement as amended hereby will not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of the Financing Agreements or Obligations of the Company or any of the Borrowers, result in or require the creation of or imposition of any lien, charge, security interest or encumbrance upon any of the properties or assets of any Loan Party under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which such Loan Party is a party or by which such Loan Party or any of its property may be bound or affected (other than liens created pursuant to the Financing Agreements), (vii) no order, decree or judgment of or in any court of competent jurisdiction makes the execution, delivery or performance of this Amendment or the Loan and Security Agreement as amended hereby illegal and no action, suit, or proceeding shall be pending or threatened or any investigation by any governmental or regulatory authority shall have been commenced which could result in any such order, decree or judgment, and (viii) no authorization, consent, or approval of, or filing with, any public body or authority of the United States or any State thereof which has not already been made or obtained is required for the execution, delivery or performance of this Amendment or the Loan and Security Agreement as amended hereby and no authorization, consent or approval of any third party, which has not been obtained, is required with respect thereto.


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                  4.2 REPRESENTATIONS AND WARRANTIES FROM THE MAY DISTRIBUTING
STOCK PURCHASE AGREEMENT; TERMS OF MAY DISTRIBUTING STOCK PURCHASE AGREEMENT.

                  (a) LOAN PARTY WARRANTIES. Each of the Company and WQMC represents and warrants that each of the representations and warranties given by such Loan Party in the May Distributing Stock Purchase Agreement is true and correct in all material respects as of the date hereof and as of the Closing Date, and such representations and warranties are hereby incorporated herein by this reference as of such dates with the same effect as though set forth in their entirety herein. No Loan Party is aware of any facts or circumstances indicating that the representations and warranties given by James D. May, Sr. in the May Distributing Stock Purchase Agreement are not true and correct in all material respects as of the date hereof.

                  (b) SURVIVAL. Notwithstanding anything in the May Distributing Stock Purchase Agreement to the contrary, the representations and warranties of the May Distributing Stock Purchase Agreement incorporated in this Amendment by subsection 3.2(a) shall, solely for the purposes of this Amendment, survive the execution and delivery of the May Distributing Stock Purchase Agreement and the execution and delivery of this Amendment.

                  (c) ENFORCEABILITY. To the best knowledge of the Company, the May Distributing Stock Purchase Agreement is in full force and effect and constitutes the valid and binding obligation of James D. May, Sr., enforceable against James D. May, Sr. in accordance with its terms subject to general principles of equity, reorganization, insolvency, moratorium and similar laws affecting creditor's rights generally. No waiver or amendment of any May Distributing Stock Purchase Agreement provision has been executed by any Loan Party except as expressly permitted herein or contemplated hereby other than waivers not required to be in writing and given after the date hereof as to immaterial matters.

                  (d) CLAIMS. As of the date hereof, there is no warranty or indemnity claim pending by any Loan Party against James D. May, Sr. pursuant to the May Distributing Stock Purchase Agreement any other document executed in connection therewith and to the best knowledge of the Loan Parties, no basis for any such claim exists.

                  5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. As conditions precedent to the effectiveness of this Amendment, the Agent shall have received the following documents, in form and substance satisfactory to the Agent, and all of the transactions contemplated by each such document shall have been consummated or each condition contemplated by each such documents shall have been satisfied:

                           (1) AGREEMENT. Six copies of this Agreement, duly executed by the Company and each Borrower.

                           (2) SECURITY DOCUMENTS. The Loan Parties shall deliver such amendments and/or reaffirmation of the Loan Documents as Agent may request.


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

                           (3) LEGAL OPINION(S). The legal opinion of Calfee Halter & Griswold counsel to the Company and each Borrower in form and substance satisfactory to the Agent and its counsel and such opinions of local counsel as Agent may request in form and substance satisfactory to the Agent and its counsel.

                           (4) MAY DISTRIBUTING STOCK PURCHASE AGREEMENT. An execution copy of the May Distributing Stock Purchase Agreement, certified as true and correct by the Secretary or an Assistant Secretary of the Company and copies of each document, letter or opinion delivered in connection with the execution and delivery of the May Distributing Stock Purchase Agreement and the closing of the transactions contemplated thereby. In addition, all certificates, opinions and letters delivered in connection with the May Distributing Stock Purchase Agreement shall be accompanied by a written authorization from the person delivering said certificate, opinion or letter stating that Agent may rely on such document as though it were addressed to it.

                           (5) ASSIGNMENT OF MAY DISTRIBUTING STOCK PURCHASE AGREEMENT. An Assignment of Representations to Agent by WQMC of its rights with respect to all representations and indemnities of James D. May in favor of WQMC or any other Loan Party under the May Distributing Stock Purchase Agreement, acknowledged by James D. May and any other parties thereto.

                           (6) MAY DISTRIBUTING MERGER AGREEMENT. An execution copy of the May Distributing Merger Agreement, certified as true and correct by the Secretary or an Assistant Secretary of the Company and copies of each document, letter or opinion delivered in connection with the execution and delivery of the May Distributing Merger Agreement and the closing of the transactions contemplated thereby. In addition, all certificates, opinions and letters delivered in connection with the May Distributing Merger Agreement shall be accompanied by a written authorization from the person delivering said certificate, opinion or letter stating that Agent may rely on such document as though it were addressed to it.

                           (7) BOARD RESOLUTIONS. Certified copies of resolutions of the board of directors (or, where authorized, an executive committee thereof) of each Loan Party authorizing the execution and delivery of and the consummation of the transactions contemplated by this Agreement, the other Financing Agreements, and all other documents or instruments to be executed and delivered in conjunction herewith and therewith.

                           (8) INCUMBENCY CERTIFICATES. Incumbency certificates with respect to the officers of each Loan Party executing the documents referred to in this Section 4.

                           (9) UCC FILINGS. (i) Receipt of UCC financing statements in form sufficient, such that when filed, they will perfect the security interest of the Agent in the Collateral, to the extent not previously perfected (ii) receipt of evidence of release of all liens other than those listed on EXHIBIT 6.5 attached hereto.



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                           (10) REAL ESTATE DOCUMENTS.

                           (i) Fully executed counterparts of a leasehold mortgage in form and substance satisfactory to Agent (a "Leasehold Mortgage"), which Leasehold Mortgage shall cover such of the Real Property identified as mortgaged in EXHIBIT 3.17 (the "Mortgaged Property"), together with evidence that counterparts of the Leasehold Mortgage have been delivered to the title insurance company insuring the Lien of the Leasehold Mortgage for recording in all places to the extent necessary or desirable, in the judgment of Agent, to create a valid and enforceable first priority lien the Mortgaged Property in favor of Agent (or such other trustee as may be required or desired under local law) for the benefit of the Lenders.

                           (ii) Mortgagee a title insurance policy issued by title insurance satisfactory to Agent (the "Mortgage Policy") in amount satisfactory to Agent and assuring Agent that the Mortgage is a valid and enforceable first priority mortgage lien on the Mortgaged Property, free and clear of all defects, encumbrances and other Liens except Liens permitted hereby, and the Mortgage Policy shall be in form and substance satisfactory to Agent and shall include, as appropriate, an endorsement for future advances under this Agreement and the Notes and for any other matter that Agent or the Required Lenders in their discretion may request.

                           (iii) Fully executed Landlord Waiver.

                           (11) INTERCREDITOR AND SUBORDINATION AGREEMENT. Fully executed counterparts of the Intercreditor and Subordination Agreement dated as of July 31, 1996 by and among WQMC, Company, SBCC, as Agent, and James D. May, Sr.

                           (12) PAYOFF LETTER. Fully executed letter satisfactory to SBCC from May Distributing's existing lender confirming that all of May Distributing's obligations will be repaid in full from the proceeds of the May Distributing Acquisition Transactions and all Liens upon any of the property of May Distributing shall be terminated and released immediately upon such payment.

                           (13) ENVIRONMENTAL REPORTS. Copies of all environmental inspection, investigation or audit reports including without limitation, any soil, surface water or ground water sampling analysis, and any correspondence with, or submission to any federal, state or local environmental agency for the past three years relating to the assets acquired under the May Distributing Stock Purchase Agreement.

                           (14) AMENDMENT TO SUBORDINATED NOTES AGREEMENTS. An execution copy of that certain Consent Agreement with respect to the Banc One Capital Partners Corporation Loan Agreement among Banc One Capital Partners, L.P., an Ohio limited partnership and the successor by merger to Banc One Capital Partners Corporation, the Company and




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

         WQMC, certified as true and correct by an officer of the Company and an execution copy of that certain Consent Agreement with respect to the Banc One Capital Partners II, Limited Partnership Loan Agreement among BOCP II, Limited Liability Compay, an Ohio limited liability company and the successor by merger to Banc One Capital Partners II, the Company and WQMC, certified as true and correct by an officer of the Company.

                           (15) OTHER DOCUMENTS. Such other documents as the Agent may reasonably request.

                           (16) FEES. Receipt by SBCC of (i) an amendment fee in the amount of $25,000 payable to SBCC for the ratable benefit of the Lenders and (ii) an Agency fee as described in the SBCC fee letter.

         6. CONDITIONS SUBSEQUENT TO THE AMENDMENT. As a condition subsequent to the continued effectiveness of this Amendment, May Distributing shall merge with and into WQMC and the Agent shall receive within five (5) Business Days after the execution of this Amendment a Certificate of Merger from the Secretary of State of Ohio evidencing such merger.

         7. EFFECT OF AMENDMENT; NO WAIVER OF DEFAULTS. Execution of this Amendment by SBCC shall not operate as a waiver of (i) any other right, power or remedy of SBCC under the Loan and Security Agreement or any Financing Agreement or (ii) any Default or Event of Default under such agreements whether existing prior to or after the effectiveness hereof.

         8. COSTS, EXPENSES AND TAXES; INDEMNITY. The provisions of subsection
2.16 of the Loan and Security Agreement are hereby incorporated by reference as if fully set forth herein mutatis mutandis and made applicable to this Amendment.

         9. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment shall become effective as of the date first above written upon receipt by SBCC of counterparts hereof duly executed by the Company, each Borrower and SBCC.

         10. HEADINGS. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.




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         11. REAFFIRMATION OF LOAN DOCUMENTS AND GUARANTEE.

                  (a) The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan and Security Agreement or the Financing Agreements other than as expressly set forth herein and further agree and acknowledge that the Loan and Security Agreement and each of the Financing Agreements remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. No delay on the part of SBCC in exercising any of its respective rights, remedies, powers and privileges under the Loan and Security Agreement or any of the Financing Agreements or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with the Loan and Security Agreement.

                  (b) Without limiting the generality of the foregoing, the Company and each Borrower acknowledges, ratifies and affirms that the Guarantee set forth in Section 11 of the Loan and Security Agreement remains in full force and effect notwithstanding the amendments contemplated hereby.

         12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH ALL OF THE PROVISIONS OF THE ILLINOIS UNIFORM COMMERCIAL CODE AND BY THE OTHER INTERNAL LAWS (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.




                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

WASTEQUIP, INC.                         SANWA BUSINESS CREDIT
                                        CORPORATION, individually and as Agent

By: /s/ Richard L. Garcia
   -----------------------------        By: /s/ John P. Thacker
                                           ---------------------------------
Its: Chief Financial Officer
    ----------------------------        Its: Vice President
                                            --------------------------------

CUSCO FABRICATORS, INC.
                                        HELLER FINANCIAL, INC.,
                                        as Lender

By: /s/ Richard L. Garcia
   -----------------------------        By: /s/ Michael S. Sznajder
                                           ---------------------------------
Its: Chief Financial Officer
    ----------------------------        Its: Vice President
                                            --------------------------------


WQD, INC.

                                        KEYBANK NATIONAL ASSOCIATION
By: /s/ Richard L. Garcia               (f/k/a Society National Bank),
   -----------------------------        as Lender

Its: Vice President
    ----------------------------
                                        By: /s/ Robert Scelza
                                           ---------------------------------
WASTEQUIP MANUFACTURING                 Its: Vice President
COMPANY                                     --------------------------------


By: /s/ Richard L. Garcia
   -----------------------------

Its: Chief Financial Officer
    ----------------------------



                                      -13-